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                                 AMENDMENT NO. 9
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (Class R Shares)

     The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective October 25, 2005, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Diversified Dividend Fund, AIM Dynamics Fund, AIM Leisure Fund and AIM Small Company Growth Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM EQUITY FUNDS                              Charge     Fee       Fee
     ---------------------------------            --------  -------  ----------
     Portfolio - Class R Shares

     AIM Aggressive Growth Fund                    0.25%     0.25%    0.50%
     AIM Blue Chip Fund                            0.25%     0.25%    0.50%
     AIM Capital Development Fund                  0.25%     0.25%    0.50%
     AIM Charter Fund                              0.25%     0.25%    0.50%
     AIM Constellation Fund                        0.25%     0.25%    0.50%
     AIM Diversified Dividend Fund                 0.25%     0.25%    0.50%
     AIM Large Cap Basic Value Fund                0.25%     0.25%    0.50%
     AIM Large Cap Growth Fund                     0.25%     0.25%    0.50%
     AIM Mid Cap Growth Fund                       0.25%     0.25%    0.50%
     AIM Weingarten Fund                           0.25%     0.25%    0.50%

                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM FUNDS GROUP                               Charge     Fee       Fee
     ---------------------------------            --------  -------  ----------
     Portfolio - Class R Shares

     AIM Basic Balanced Fund                       0.25%     0.25%     0.50%
     AIM Mid Cap Basic Value Fund                  0.25%     0.25%     0.50%
     AIM Premier Equity Fund                       0.25%     0.25%     0.50%
     AIM Small Cap Equity Fund                     0.25%     0.25%     0.50%

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                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM GROWTH SERIES                             Charge     Fee       Fee
     ---------------------------------            --------  -------  ----------
     Portfolio - Class R Shares

     AIM Basic Value Fund                          0.25%     0.25%     0.50%
     AIM Conservative Allocation Fund              0.25%     0.25%     0.50%
     AIM Growth Allocation Fund                    0.25%     0.25%     0.50%
     AIM Mid Cap Core Equity Fund                  0.25%     0.25%     0.50%
     AIM Moderate Allocation Fund                  0.25%     0.25%     0.50%
     AIM Moderate Growth Allocation Fund           0.25%     0.25%     0.50%
     AIM Moderately Conservative Allocation Fund   0.25%     0.25%     0.50%
     AIM Small Cap Growth Fund                     0.25%     0.25%     0.50%

                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM INTERNATIONAL MUTUAL FUNDS                Charge     Fee       Fee
     ---------------------------------            --------  -------  ----------
     Portfolio - Class R Shares

     AIM European Growth Fund                      0.25%     0.25%     0.50%
     AIM International Core Equity Fund            0.25%     0.25%     0.50%
     AIM International Growth Fund                 0.25%     0.25%     0.50%

                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM INVESTMENT FUNDS                          Charge     Fee       Fee
     ---------------------------------            --------  -------  ----------
     Portfolio - Class R Shares

     AIM Trimark Endeavor Fund                     0.25%     0.25%     0.50%
     AIM Trimark Fund                              0.25%     0.25%     0.50%
     AIM Trimark Small Companies Fund              0.25%     0.25%     0.50%

                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM INVESTMENT SECURITIES FUNDS               Charge     Fee       Fee
     ---------------------------------            --------  -------  ----------
     Portfolio - Class R Shares

     AIM Global Real Estate Fund                   0.25%     0.25%     0.50%
     AIM Income Fund                               0.25%     0.25%     0.50%
     AIM Intermediate Government Fund              0.25%     0.25%     0.50%
     AIM Money Market Fund                         0.25%     0.25%     0.50%
     AIM Real Estate Fund                          0.25%     0.25%     0.50%
     AIM Short Term Bond Fund                      0.25%     0.25%     0.50%
     AIM Total Return Bond Fund                    0.25%     0.25%     0.50%"

                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM SECTOR FUNDS                              Charge     Fee       Fee
     ---------------------------------            --------  -------  ----------
     Portfolio - Class R Shares

     AIM Leisure Fund                              0.25%     0.25%     0.50%

                                        2

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                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM STOCK FUNDS                               Charge     Fee       Fee
     ---------------------------------            --------  -------  ----------
     Portfolio - Class R Shares

     AIM Dynamics Fund                             0.25%     0.25%     0.50%
     AIM Small Company Growth Fund                 0.25%     0.25%     0.50%

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  October 25, 2005

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